SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         OCTOBER 20, 1999
                                                --------------------------------



                           SNYDER COMMUNICATIONS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



DELAWARE                             1- 12145                         52-1983617
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(STATE OR OTHER               (COMMISSION FILE NUMBER)             (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)


TWO DEMOCRACY CENTER, 6903 ROCKLEDGE DRIVE, BETHESDA, MARYLAND          20187
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (301) 468-1010
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NY2:\841639\01\$1#V01!.DOC\74807.0076
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)        Exhibits.

           99.1      Press Release dated as of October 20, 1999.


















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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SNYDER COMMUNICATIONS, INC.

                                     By: /s/ A. Clayton Perfall
                                         ---------------------------------------
                                         A. Clayton Perfall
                                         Chief Financial Officer and Director


Date:  October 20, 1999

















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                                  EXHIBIT INDEX



       Exhibit Number                       Description
       --------------                       -----------

            99.1               Press Release dated October 20, 1999.
















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